UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Garden Fresh Restaurant Corp.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GARDEN FRESH RESTAURANT CORP. ANNOUNCES MAILING OF PROXY MATERIALS IN CONNECTION WITH PENDING $16.35 PER SHARE MERGER

SAN DIEGO, California - February 17, 2004 - Garden Fresh Restaurant Corp. (NASDAQ:LTUS), operator of the Souplantation and Sweet Tomatoes restaurants, today announced that on February 17, 2004, it commenced mailing proxy materials relating to a special meeting of stockholders scheduled to be held at 4:00 p.m. on March 9, 2004, at the Company’s San Diego headquarters, in order to vote on the approval of the pending $16.35 per share merger with a subsidiary of GF Holdings, Inc. Completion of the merger is subject to approval of stockholders at this special meeting and other conditions which are set forth in the definitive proxy statement filed with the Securities and Exchange Commission on February 17, 2004.

About Garden Fresh

Garden Fresh Restaurant Corp. currently operates 97 salad buffet restaurants in California, Florida, Arizona, Colorado, Georgia, Illinois, Kansas, Missouri, Nevada, New Mexico, North Carolina, Oregon, Texas, Utah and Washington under the names Souplantation and Sweet Tomatoes. Its restaurants offer an abundance of fresh, quality salad selections, soups, bakery items, pastas and desserts in a self-serve format. For more information about the company, see Garden Fresh’s website located at www.gardenfreshcorp.com

GARDEN FRESH AND CERTAIN OF ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF STOCKHOLDERS RELATING TO THE MERGER AGREEMENT. GARDEN FRESH HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS MAILED TO ITS STOCKHOLDERS A DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS. THE DEFINITIVE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION REGARDING THE PARTICIPANTS IN THE SOLICITATION AND OTHER IMPORTANT INFORMATION ABOUT THE MERGER AGREEMENT AND THE PROPOSED MERGER. GARDEN FRESH HAS ALSO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AN AMENDED TRANSACTION STATEMENT ON SCHEDULE 13E-3 RELATING TO THE PROPOSED MERGER.

STOCKHOLDERS OF GARDEN FRESH ARE ADVISED TO READ GARDEN FRESH’S DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS BECAUSE IT CONTAINS IMPORTANT INFORMATION. STOCKHOLDERS OF GARDEN FRESH MAY OBTAIN, FREE OF CHARGE, COPIES OF GARDEN FRESH’S DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY GARDEN FRESH WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE INTERNET WEBSITE MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION AT

WWW.SEC.GOV. THESE DOCUMENTS MAY ALSO BE OBTAINED FREE OF CHARGE BY CALLING INVESTOR RELATIONS AT GARDEN FRESH AT 858-675-1600.

Forward-looking Information

Certain statements in this news release for Garden Fresh Restaurant Corp., including statements regarding the proposed merger are forward-looking and may involve a number of risks and uncertainties. Certain factors that could cause actual events not to occur as expressed in the forward-looking statements include, but are not limited to, the failure to satisfy various conditions contained in the merger agreement. The company assumes no obligation to update the forward-looking information. Other risks and uncertainties concerning the company’s performance are set forth in reports and documents filed by the company with the Securities and Exchange Commission from time to time. Please use caution in placing reliance on forward-looking statements.

FOR QUESTIONS RELATED TO THE MAILING OF PROXY MATERIALS, PLEASE CONTACT:

Lawrence E. Dennedy

MacKenzie Partners, Inc.

Tel: (212) 929-5500

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